Credit Suisse First Boston

ABSC 2005 - HE1

Group 2 - Interest Only Loans

480 records

Balance: 165,975,814

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Group 2 - Interest Only Loans

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1. Principal Balance at Origination

Principal Balance at Origination	Number Of Loans	Aggregate Original Principal Balance	% Loans by Original Principal Balance	Weighted Average FICO	Weighted Average LTV	Weighted Average Coupon	% Owner Occupied
50,001 - 75,000	1	$53,900.00	0.03%	600	78.20%	6.375%	100.00%
75,001 - 100,000	11	1,022,295.00	0.62	608	78.80	7.159	90.30
100,001 - 125,000	18	2,006,181.20	1.21	615	83.27	6.926	100.00
125,001 - 150,000	25	3,413,770.00	2.06	623	82.52	6.639	100.00
150,001 - 175,000	35	5,728,109.00	3.45	620	80.86	6.459	100.00
175,001 - 200,000	22	4,152,038.00	2.50	611	81.46	6.249	91.18
200,001 - 250,000	36	8,175,895.00	4.93	617	79.85	6.645	97.39
250,001 - 300,000	46	12,698,739.00	7.65	619	84.12	6.731	97.65
300,001 - 400,000	115	41,997,229.00	25.30	643	80.83	6.267	100.00
400,001 - 500,000	98	43,810,405.00	26.40	663	82.92	6.211	100.00
500,001 - 600,000	52	28,460,042.00	17.15	663	81.89	6.296	98.01
600,001 - 700,000	13	8,382,661.00	5.05	682	80.39	6.001	100.00
700,001 >=	8	6,075,135.00	3.66	679	75.07	5.832	100.00
Total:	480	$165,976,399.20	100.00%	649	81.60%	6.309%	99.07%

Mimimum Original Balance: 53,900

Maximum Original Balance: 820,000

Average Original Balance: 345,784

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2. Remaining Principal Balance

Remaining Principal Balance	Number Of Loans	Aggregate Remaining Principal Balance	% Loans by Remaining Principal Balance	Weighted Average FICO	Weighted Average LTV	Weighted Average Coupon	% Owner Occupied
50,001 - 75,000	1	$53,900.00	0.03%	600	78.20%	6.375%	100.00%
75,001 - 100,000	11	1,022,295.00	0.62	608	78.80	7.159	90.30
100,001 - 125,000	18	2,006,097.68	1.21	615	83.27	6.926	100.00
125,001 - 150,000	25	3,413,754.35	2.06	623	82.52	6.639	100.00
150,001 - 175,000	35	5,728,109.00	3.45	620	80.86	6.459	100.00
175,001 - 200,000	22	4,152,038.00	2.50	611	81.46	6.249	91.18
200,001 - 250,000	36	8,175,895.01	4.93	617	79.85	6.645	97.39
250,001 - 300,000	46	12,698,739.00	7.65	619	84.12	6.731	97.65
300,001 - 400,000	115	41,997,226.38	25.30	643	80.83	6.267	100.00
400,001 - 500,000	98	43,809,921.65	26.40	663	82.92	6.211	100.00
500,001 - 600,000	52	28,460,042.00	17.15	663	81.89	6.296	98.01
600,001 - 700,000	13	8,382,661.00	5.05	682	80.39	6.001	100.00
700,001 >=	8	6,075,135.00	3.66	679	75.07	5.832	100.00
Total:	480	$165,975,814.07	100.00%	649	81.60%	6.309%	99.07%

Mimimum Remaining Balance: 53,900

Maximum Remaining Balance: 820,000

Average Remaining Balance: 345,783

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3. Fico Scores

Fico Scores	Number Of Loans	Aggregate Remaining Principal Balance	% Loans by Remaining Principal Balance	Weighted Average FICO	Weighted Average LTV	Weighted Average Coupon	% Owner Occupied
526 - 550	1	$572,000.00	0.34%	546	80.00%	6.250%	100.00%
551 - 575	3	685,750.00	0.41	556	79.56	6.716	100.00
576 - 600	76	19,412,262.68	11.70	590	80.80	6.534	98.46
601 - 625	162	46,663,495.38	28.11	613	81.48	6.550	97.72
626 - 650	61	21,819,485.36	13.15	637	83.12	6.368	100.00
651 - 675	79	33,350,584.65	20.09	664	81.07	6.121	100.00
676 - 700	45	18,916,480.00	11.40	688	82.45	6.254	100.00
701 - 725	31	14,364,767.00	8.65	712	81.12	5.934	100.00
726 - 750	11	4,697,902.00	2.83	740	82.46	5.653	96.13
751 - 775	10	4,901,087.00	2.95	762	80.74	6.142	100.00
776 - 800	1	592,000.00	0.36	782	80.00	5.500	100.00
Total:	480	$165,975,814.07	100.00%	649	81.60%	6.309%	99.07%

Minimum FICO: 546

Maximum FICO: 782

WA FICO: 649

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4. Original Term

Original Term	Number Of Loans	Aggregate Remaining Principal Balance	% Loans by Remaining Principal Balance	Weighted Average FICO	Weighted Average LTV	Weighted Average Coupon	% Owner Occupied
241 - 300	6	$2,742,734.00	1.65%	725	84.34%	5.255%	100.00%
301 - 360	474	163,233,080.07	98.35	648	81.56	6.327	99.05
Total:	480	$165,975,814.07	100.00%	649	81.60%	6.309%	99.07%

Minimum Original Term: 300

Maximum Original Term: 360

WA Original Term: 359

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5. Remaining Term

Remaining Term	Number Of Loans	Aggregate Remaining Principal Balance	% Loans by Remaining Principal Balance	Weighted Average FICO	Weighted Average LTV	Weighted Average Coupon	% Owner Occupied
181 - 348	6	$2,742,734.00	1.65%	725	84.34%	5.255%	100.00%
349 - 360	474	163,233,080.07	98.35	648	81.56	6.327	99.05
Total:	480	$165,975,814.07	100.00%	649	81.60%	6.309%	99.07%

Minimum Remaining Term: 298

Maximum Remaining Term: 359

WA Remaining Term: 357

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6. Property Type

Property Type	Number Of Loans	Aggregate Remaining Principal Balance	% Loans by Remaining Principal Balance	Weighted Average FICO	Weighted Average LTV	Weighted Average Coupon	% Owner Occupied
Single Family	376	$130,335,000.36	78.53%	648	81.94%	6.332%	99.03%
PUD - Detached	52	17,720,301.58	10.68	647	80.81	6.252	98.97
Condominium	36	12,180,754.00	7.34	663	79.11	6.104	100.00
2-4 Unit	9	3,580,121.65	2.16	656	81.17	6.433	100.00
PUD - Attached	7	2,159,636.48	1.30	639	82.35	6.383	95.41
Total:	480	$165,975,814.07	100.00%	649	81.60%	6.309%	99.07%

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7. Occupancy Status

Occupancy Status	Number Of Loans	Aggregate Remaining Principal Balance	% Loans by Remaining Principal Balance	Weighted Average FICO	Weighted Average LTV	Weighted Average Coupon	% Owner Occupied
Primary Residence	474	$164,431,226.07	99.07%	649	81.53%	6.306%	100.00%
Second Home	5	1,246,238.00	0.75	631	88.60	6.900	0.00
Investment Property	1	298,350.00	0.18	584	90.00	5.875	0.00
Total:	480	$165,975,814.07	100.00%	649	81.60%	6.309%	99.07%

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8. Loan Purpose

Loan Purpose	Number Of Loans	Aggregate Remaining Principal Balance	% Loans by Remaining Principal Balance	Weighted Average FICO	Weighted Average LTV	Weighted Average Coupon	% Owner Occupied
Purchase	231	$84,026,903.71	50.63%	664	81.62%	6.247%	98.52%
Refinance - Cashout	210	69,643,340.36	41.96	634	81.51	6.394	100.00
Refinance - Rate/Term	39	12,305,570.00	7.41	628	82.02	6.258	97.58
Total:	480	$165,975,814.07	100.00%	649	81.60%	6.309%	99.07%

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9. Original Loan to Value Ratio

Original Loan to Value Ratio	Number Of Loans	Aggregate Remaining Principal Balance	% Loans by Remaining Principal Balance	Weighted Average FICO	Weighted Average LTV	Weighted Average Coupon	% Owner Occupied
<= 50.00	5	$1,002,150.00	0.60%	617	44.17%	6.488%	100.00%
50.01 - 60.00	8	2,661,000.00	1.60	612	56.23	6.394	100.00
60.01 - 70.00	22	8,001,197.00	4.82	634	65.83	6.135	100.00
70.01 - 80.00	277	98,184,120.70	59.16	657	79.46	6.148	99.71
80.01 - 90.00	124	41,751,166.37	25.15	642	87.54	6.453	97.49
90.01 - 100.00	44	14,376,180.00	8.66	636	95.05	7.065	98.51
Total:	480	$165,975,814.07	100.00%	649	81.60%	6.309%	99.07%

Minimum Original Loan-to-Value Ratio: 32.26

Maximum Original Loan-to-Value Ratio: 100.00

Weighted Average Original Loan-to-Value Ratio: 81.60

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10. Geographic Distribution By Balance

Geographic Distribution By Balance	Number Of Loans	Aggregate Remaining Principal Balance	% Loans by Remaining Principal Balance	Weighted Average FICO	Weighted Average LTV	Weighted Average Coupon	% Owner Occupied
California	323	$129,640,811.38	78.11%	654	81.08%	6.209%	99.33%
Arizona	16	3,551,179.37	2.14	612	82.56	6.854	100.00
Washington	16	3,412,040.00	2.06	628	82.78	6.598	94.59
Florida	15	3,324,661.49	2.00	639	80.14	6.131	100.00
Nevada	14	3,246,284.98	1.96	630	86.38	7.003	87.81
New York	7	2,592,071.65	1.56	651	84.50	6.452	100.00
Maryland	7	2,350,800.00	1.42	640	84.98	6.420	100.00
Colorado	10	1,724,710.00	1.04	621	81.52	6.696	100.00
Virginia	5	1,656,950.00	1.00	673	81.19	7.435	100.00
Texas	6	1,634,890.00	0.99	660	80.74	6.324	100.00
Illinois	6	1,567,970.00	0.94	635	79.59	6.739	100.00
Other	55	11,273,445.20	6.79	617	85.13	6.719	99.12
Total:	480	$165,975,814.07	100.00%	649	81.60%	6.309%	99.07%

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11. Documentation

Documentation	Number Of Loans	Aggregate Remaining Principal Balance	% Loans by Remaining Principal Balance	Weighted Average FICO	Weighted Average LTV	Weighted Average Coupon	% Owner Occupied
Full Documentation	261	$81,339,975.71	49.01%	632	81.91%	6.182%	98.10%
Stated Documentation	110	39,147,138.36	23.59	669	81.53	6.519	100.00
Streamlined - Stated ( PITI Verified)	45	20,318,460.00	12.24	688	81.14	6.543	100.00
Limited Documentation	50	19,548,390.00	11.78	644	80.59	6.268	100.00
Lite Documentation	7	3,079,250.00	1.86	641	85.28	6.193	100.00
Full Alternative Documentation	7	2,542,600.00	1.53	630	79.94	5.762	100.00
Total:	480	$165,975,814.07	100.00%	649	81.60%	6.309%	99.07%

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12. Mortgage Rate

Mortgage Rate	Number Of Loans	Aggregate Remaining Principal Balance	% Loans by Remaining Principal Balance	Weighted Average FICO	Weighted Average LTV	Weighted Average Coupon	% Owner Occupied
<= 5.000	7	$3,697,250.00	2.23%	685	79.64%	4.978%	100.00%
5.001 - 5.500	46	19,834,999.00	11.95	683	79.83	5.338	100.00
5.501 - 6.000	125	47,052,595.00	28.35	655	79.59	5.846	98.38
6.001 - 6.500	125	41,077,046.23	24.75	642	81.84	6.313	100.00
6.501 - 7.000	101	31,294,967.00	18.86	634	83.00	6.814	99.32
7.001 - 7.500	40	13,298,634.48	8.01	640	83.02	7.273	100.00
7.501 - 8.000	22	6,336,097.36	3.82	629	88.81	7.837	91.05
8.001 - 8.500	5	1,446,910.00	0.87	658	79.53	8.211	100.00
8.501 - 9.000	8	1,588,665.00	0.96	609	92.33	8.735	100.00
9.001 - 9.500	1	348,650.00	0.21	618	95.00	9.100	100.00
Total:	480	$165,975,814.07	100.00%	649	81.60%	6.309%	99.07%

Minimum Rate: 4.890

Maximum Rate: 9.100

WA Rate: 6.309

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13. Maximum Rate

Maximum Rate	Number Of Loans	Aggregate Remaining Principal Balance	% Loans by Remaining Principal Balance	Weighted Average FICO	Weighted Average LTV	Weighted Average Coupon	% Owner Occupied
11.001 - 11.500	5	$2,934,500.00	1.77%	678	80.46%	4.990%	100.00%
11.501 - 12.000	38	17,059,749.00	10.28	689	80.74	5.323	100.00
12.001 - 12.500	87	34,761,810.00	20.94	664	79.55	5.793	97.80
12.501 - 13.000	114	39,785,371.02	23.97	641	80.94	6.128	100.00
13.001 - 13.500	102	30,635,847.21	18.46	644	82.56	6.549	99.30
13.501 - 14.000	68	22,470,330.00	13.54	633	81.42	6.891	100.00
14.001 - 14.500	39	11,091,934.48	6.68	628	85.09	7.397	100.00
14.501 - 15.000	15	4,615,547.36	2.78	631	89.12	7.872	87.72
15.001 - 15.500	5	1,174,360.00	0.71	606	83.19	8.521	100.00
15.501 - 16.000	6	1,097,715.00	0.66	619	91.24	8.695	100.00
16.001 - 16.500	1	348,650.00	0.21	618	95.00	9.100	100.00
Total:	480	$165,975,814.07	100.00%	649	81.60%	6.309%	99.07%

Minimum Maximum Rate: 11.490

Maximum Maximum Rate: 16.100

WA Maximum Rate: 13.024

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14. Gross Margin

Gross Margin	Number Of Loans	Aggregate Remaining Principal Balance	% Loans by Remaining Principal Balance	Weighted Average FICO	Weighted Average LTV	Weighted Average Coupon	% Owner Occupied
2.501 - 3.000	3	$1,265,250.00	0.76%	737	83.58%	5.034%	100.00%
3.001 - 3.500	3	1,477,484.00	0.89	715	85.00	5.444	100.00
4.001 - 4.500	2	903,447.00	0.54	686	75.93	5.397	100.00
4.501 - 5.000	53	22,493,596.65	13.55	670	81.89	5.910	100.00
5.001 - 5.500	138	45,285,991.85	27.28	639	79.86	6.195	97.06
5.501 - 6.000	202	66,604,867.57	40.13	646	81.21	6.423	100.00
6.001 - 6.500	47	17,752,777.00	10.70	650	83.68	6.385	100.00
6.501 - 7.000	16	4,845,400.00	2.92	642	84.98	7.188	100.00
7.001 - 7.500	7	2,656,900.00	1.60	653	90.69	6.790	91.95
7.501 - 8.000	6	1,721,200.00	1.04	635	89.55	7.900	100.00
8.001 - 8.500	1	436,500.00	0.26	686	90.00	7.250	100.00
8.501 - 9.000	2	532,400.00	0.32	655	83.04	6.880	100.00
Total:	480	$165,975,814.07	100.00%	649	81.60%	6.309%	99.07%

Minimum Gross Margin: 3.000

Maximum Gross Margin: 8.875

WA Gross Margin: 5.6049

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15. Next Rate Adjustment Date

Next Rate Adjustment Date	Number Of Loans	Aggregate Remaining Principal Balance	% Loans by Remaining Principal Balance	Weighted Average FICO	Weighted Average LTV	Weighted Average Coupon	% Owner Occupied
2005-03	6	$2,742,734.00	1.65%	725	84.34%	5.255%	100.00%
2006-08	1	53,900.00	0.03	600	78.20	6.375	100.00
2006-09	3	1,277,575.00	0.77	717	80.00	6.806	100.00
2006-10	19	5,279,838.84	3.18	629	78.07	6.776	100.00
2006-11	54	19,659,008.65	11.84	654	82.00	6.467	99.50
2006-12	324	113,335,530.57	68.28	647	81.56	6.273	98.99
2007-01	26	7,750,210.00	4.67	648	84.90	6.671	100.00
2007-11	5	1,118,200.01	0.67	602	84.61	7.359	100.00
2007-12	11	3,806,450.00	2.29	645	82.48	5.917	100.00
2008-01	2	668,640.00	0.40	657	80.00	6.106	100.00
2009-11	5	1,847,000.00	1.11	643	81.30	6.565	100.00
2009-12	24	8,436,727.00	5.08	649	79.14	6.076	96.46
Total:	480	$165,975,814.07	100.00%	649	81.60%	6.309%	99.07%

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16. Original Number of Months to Expiration Of Prepayment Penalty Term

Original Number of Months to Expiration Of Prepayment Penalty Term	Number Of Loans	Aggregate Remaining Principal Balance	% Loans by Remaining Principal Balance	Weighted Average FICO	Weighted Average LTV	Weighted Average Coupon	% Owner Occupied
0 - 0	85	$30,945,885.65	18.64%	648	81.87%	6.699%	98.17%
7 - 12	25	10,174,970.00	6.13	660	81.60	6.518	100.00
13 - 24	338	113,587,488.41	68.44	649	81.55	6.201	99.40
25 - 36	32	11,267,470.01	6.79	643	81.41	6.144	97.35
Total:	480	$165,975,814.07	100.00%	649	81.60%	6.309%	99.07%

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17. Loan Type

Loan Type	Number Of Loans	Aggregate Remaining Principal Balance	% Loans by Remaining Principal Balance	Weighted Average FICO	Weighted Average LTV	Weighted Average Coupon	% Owner Occupied
25 Yr 1 Month Libor -Interest Only ARM	6	$2,742,734.00	1.65%	725	84.34%	5.255%	100.00%
2/28 ARM - 2Yr Interest Only	215	65,124,862.04	39.24	633	81.43	6.555	99.13
2/28 ARM - 5Yr Interest Only	211	81,936,821.02	49.37	660	81.73	6.177	99.17
3/27 ARM - 3 Yr Interest Only	14	4,203,670.01	2.53	633	81.30	6.083	100.00
3/27 ARM - 5Yr Interest Only	2	401,200.00	0.24	589	90.09	8.252	100.00
5/25 ARM - 5Yr Interest Only	32	11,566,527.00	6.97	650	80.81	6.130	97.42
Total:	480	$165,975,814.07	100.00%	649	81.60%	6.309%	99.07%

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18. Credit Grade

Credit Grade	Number Of Loans	Aggregate Remaining Principal Balance	% Loans by Remaining Principal Balance	Weighted Average FICO	Weighted Average LTV	Weighted Average Coupon	% Owner Occupied
A	83	$26,353,659.37	15.88%	620	81.72%	6.199%	98.11%
AA	336	121,386,303.32	73.13	660	81.64	6.315	99.14
A-	37	10,158,050.00	6.12	593	81.80	6.659	100.00
A+	18	5,335,067.38	3.21	612	78.40	6.603	100.00
FICO	6	2,742,734.00	1.65	725	84.34	5.255	100.00
Total:	480	$165,975,814.07	100.00%	649	81.60%	6.309%	99.07%

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19. Lien Position

Lien Position	Number Of Loans	Aggregate Remaining Principal Balance	% Loans by Remaining Principal Balance	Weighted Average FICO	Weighted Average LTV	Weighted Average Coupon	% Owner Occupied
1	480	$165,975,814.07	100.00%	649	81.60%	6.309%	99.07%
Total:	480	$165,975,814.07	100.00%	649	81.60%	6.309%	99.07%

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Credit Suisse First Boston

11 Madison Avenue

New York, New York 10010

www.csfb.com

Dec 17, 2004 12:37

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Disclaimer:This material is provided to you solely for informational purposes, is intended for your use only and does not constitute an offer or commitment, a solicitation of an offer or commitment, or any advice or recommendation, to enter into or conclude any transaction (whether on the indicative terms shown or otherwise). This material has been prepared by CSFB based on assumptions and parameters determined by it in good faith. It is important that you (recipient) understand that those assumptions and parameters are not the only ones that might reasonably have been selected or that could apply in connection with the preparation of these materials or an assessment of the transaction described above. A variety of other or additional assumptions or parameters, or other market factors and other considerations, could result in different contemporaneous good faith analyses or assessment of the transaction described above. Past performance should not be taken as an indication or guarantee of future performance, and no representation or warranty, express or implied is made regarding future performance. Opinions and estimates may be changed without notice. The information set forth above has been obtained from or based upon sources believed by CSFB to be reliable, but CSFB does not represent or warrant its accuracy or completeness. This material does not purport to contain all of the information that an interested party may desire. In all cases, interested parties should conduct their own investigation and analysis of the transaction(s) described in these materials and of the data set forth in them. Each person receiving these materials should make an independent assessment of the merits of pursuing a transaction described in these materials and should consult their own professional advisors. CSFB may, from time to time, participate or invest in other financing transactions with the issuers of the securities referred to herein, perform services for or solicit business from such issuers, and/or have a position or effect transactions in the securities or derivatives thereof. Structured securities are complex instruments, typically involve a high degree of risk and are intended for sale only to sophisticated investors who are capable of understanding and assuming the risks involved. The market value of any structured security may be affected by changes in economic, financial and political factors (including, but not limited to, spot and forward interest and exchange rates), time to maturity, market conditions and volatility and the credit quality of any issuer or reference issuer. Any investor interested in purchasing a structured product should conduct its own investigation and analysis of the product and consult with its own professional advisers as to the risks involved in making such a purchase.